Exhibit 99.1

FOR IMMEDIATE RELEASE

Media Contact:

Steve Sturgeon

QLogic Corporation

858.472.5669

steve.sturgeon@qlogic.com

Investor Contact:

Jean Hu

QLogic Corporation

949.389.7579

jean.hu@qlogic.com

QLOGIC REPORTS FOURTH QUARTER

AND FISCAL YEAR 2012 RESULTS

ALISO VIEJO, Calif., May 3, 2012—QLogic Corp. (Nasdaq:QLGC), a leading supplier of high performance network infrastructure solutions, today announced its financial results for the fourth quarter and fiscal year ended April 1, 2012.

As previously announced at the end of February, the company completed the sale of the product lines and certain assets associated with its InfiniBand business to Intel Corporation for $125 million. As a result of this transaction, the financial information for the InfiniBand business has been presented as discontinued operations for all periods.

Fourth Quarter Highlights

•	Net revenue: $135.1 million

•	GAAP income from continuing operations: $29.5 million or $0.29 per diluted share

•	Non-GAAP income from continuing operations: $34.7 million or $0.34 per diluted share

•	Operating margin: 21.4% GAAP, 27.1% non-GAAP

•	Cash and marketable securities: $538.0 million as of April 1, 2012

Fiscal Year Highlights

•	Net revenue: $558.6 million

•	GAAP income from continuing operations: $119.4 million or $1.16 per diluted share

•	Non-GAAP income from continuing operations: $142.3 million or $1.39 per diluted share

•	Operating margin: 23.2% GAAP, 29.0% non-GAAP

•	Cash generated from operations: $166.2 million

Financial Results

Net revenue for the fourth quarter of fiscal 2012 was $135.1 million compared to $146.1 million in the fourth quarter last year, which included fourteen weeks. Revenue from Host Products was $105.6 million during the fourth quarter of fiscal 2012 compared to $109.0 million in the same quarter last year. Revenue from Network Products was $16.3 million during the fourth quarter of fiscal 2012 compared to $21.0 million in the same quarter last year. Revenue from Silicon Products was $13.1 million during the fourth quarter of fiscal 2012 compared to $16.1 million in the same quarter last year.

Income from continuing operations on a GAAP basis for the fourth quarter of fiscal 2012 was $29.5 million, or $0.29 per diluted share, compared to $36.8 million, or $0.34 per diluted share, for the fourth quarter of fiscal 2011. Income from continuing operations on a non-GAAP basis for the fourth quarter of fiscal 2012 was $34.7 million, or $0.34 per diluted share, compared to $41.7 million, or $0.39 per diluted share, for the fourth quarter of fiscal 2011.

Net revenue for fiscal 2012 increased to $558.6 million from $558.4 million in fiscal 2011, which included 53 weeks. Income from continuing operations on a GAAP basis for fiscal 2012 was $119.4 million, or $1.16 per diluted share, compared to $141.3 million, or $1.29 per diluted share for fiscal 2011. Net income from continuing operations on a non-GAAP basis for fiscal 2012 was $142.3 million, or $1.39 per diluted share, compared to $164.9 million, or $1.51 per diluted share for fiscal 2011.

Net income on a GAAP basis, including the gain on sale of the InfiniBand business and the related results from discontinued operations, for the fourth quarter of fiscal 2012 was $138.3 million, or $1.37 per diluted share. Net income on a GAAP basis for fiscal 2012 was $229.4 million, or $2.23 per diluted share.

“We are very pleased with our execution, continued market leadership and disciplined financial management during fiscal 2012. The recent sale of our InfiniBand business has resulted in improved focus on high growth opportunities in converged networking, Ethernet and storage networking, as well as allowing for incremental investment in new opportunities to expand our served markets,” said Simon Biddiscombe, president and chief executive officer, QLogic. “Our focus on high performance network connectivity capitalizes on significant end-user trends in virtualized data centers, the cloud, Web 2.0 and the converged enterprise.”

QLogic uses certain non-GAAP financial measures to supplement financial statements based on GAAP. A summary of these non-GAAP financial measures and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, as well as a description of the reasons that management believes that these non-GAAP financial measures provide useful information to investors and the additional purposes for which management uses these non-GAAP financial measures, is presented in the accompanying financial schedules.

QLogic’s fiscal 2012 fourth quarter conference call is scheduled for today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). Simon Biddiscombe, president and chief executive officer, and Jean Hu, senior vice president and chief financial officer, will host the conference call. The call is being webcast live via the Internet at http://ir.qlogic.com and www.earnings.com. Phone access to participate in the conference call is available at (719) 325-2396, pass code: 8542358.

The financial information that the company intends to discuss during the conference call will be available on the company’s website at http://ir.qlogic.com for twelve months following the conference call. A replay of the conference call will be available via webcast at http://ir.qlogic.com for twelve months.

Follow QLogic @ twitter.com/qlogic

About QLogic

QLogic (Nasdaq:QLGC) is a global leader and technology innovator in high performance networking, including adapters, switches and ASICs. Leading OEMs and channel partners worldwide rely on QLogic products for their data, storage and server networking solutions. For more information, visit www.qlogic.com.

Disclaimer – Forward-Looking Statements

This press release contains statements relating to future results of the company (including certain beliefs and projections regarding business and market trends; our belief that there are high-growth opportunities in converged networking, Ethernet and storage networking; our belief that we will be able to incrementally invest in new opportunities to expand our served markets; and our belief that there are significant end-user trends in virtualized data centers, the cloud, Web 2.0 and converged enterprise and that our focus on high performance network connectivity will allow us to capitalize on these trends) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. The company advises readers that these potential risks and uncertainties include, but are not limited to: unfavorable economic conditions; potential fluctuations in operating results; gross margins that may vary over time; the stock price of the company may be volatile; the company’s dependence on the networking markets served; the ability to maintain and gain market or industry acceptance of the company’s products; the company’s dependence on a small number of customers; the company’s ability to compete effectively with other companies; the complexity of the company’s products; declining average unit sales prices of comparable products; the company’s dependence on sole source and limited source suppliers; the company’s dependence on relationships with certain third-party subcontractors and contract manufacturers; the ability to attract and retain key personnel; sales fluctuations arising from customer transitions to new products; seasonal fluctuations and uneven sales patterns in orders from customers; a reduction in sales efforts by current distributors; changes in the company’s tax provisions or adverse outcomes resulting from examination of its income tax returns; international economic, currency, regulatory, political and other risks; facilities of the company and its suppliers and customers are located in areas subject to natural disasters; the ability to protect proprietary rights; the ability to satisfactorily resolve any infringement claims; uncertain benefits from strategic business combinations; declines in the market value of the company’s marketable securities; environmental compliance costs; changes in regulations or standards regarding energy use of the company’s products; difficulties in transitioning to smaller geometry process technologies; the use of “open source” software in the company’s products; and computer viruses and other tampering with the company’s computer systems.

More detailed information on these and additional factors which could affect the company’s operating and financial results are described in the company’s Forms 10-K, 10-Q and other reports filed, or to be filed, with the Securities and Exchange Commission. The company urges all interested parties to read these reports to gain a better understanding of the business and other risks that the company faces. The forward-looking statements contained in this press release are made only as of the date hereof, and the company does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

QLogic and the QLogic logo are registered trademarks of QLogic Corporation. Other trademarks and registered trademarks are the property of the companies with which they are associated.

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(unaudited — in thousands, except per share amounts)

	Three Months Ended		Year Ended
	April 1, 2012	April 3, 2011	April 1, 2012	April 3, 2011
Net revenues	$135,073	$146,069	$558,608	$558,375
Cost of revenues	43,725	46,057	177,704	176,959

Gross profit	91,348	100,012	380,904	381,416

Operating expenses:
Engineering and development	34,622	34,014	138,768	125,219
Sales and marketing	19,282	18,303	77,370	73,965
General and administrative	8,479	8,588	35,299	34,148
Special charges	—	—	—	373

Total operating expenses	62,383	60,905	251,437	233,705

Operating income	28,965	39,107	129,467	147,711
Interest and other income, net	1,033	929	3,959	5,187

Income from continuing operations before income taxes	29,998	40,036	133,426	152,898
Income taxes	479	3,246	13,983	11,552

Income from continuing operations	29,519	36,790	119,443	141,346

Discontinued operations:
Income (loss) from operations, net of income taxes	(271)	(3,474)	910	(2,256)
Gain on sale, net of income taxes	109,083	—	109,083	—

Income (loss) from discontinued operations	108,812	(3,474)	109,993	(2,256)

Net income	$138,331	$33,316	$229,436	$139,090

Income from continuing operations per share:
Basic	$0.30	$0.35	$1.17	$1.31
Diluted	$0.29	$0.34	$1.16	$1.29
Income (loss) from discontinued operations per share:
Basic	$1.10	$(0.03)	$1.08	$(0.02)
Diluted	$1.08	$(0.03)	$1.07	$(0.02)
Net income per share:
Basic	$1.40	$0.32	$2.25	$1.29
Diluted	$1.37	$0.31	$2.23	$1.27
Number of shares used in per share calculations:
Basic	98,977	105,295	101,766	107,647
Diluted	100,826	106,853	102,711	109,192

QLOGIC CORPORATION

RECONCILIATION OF GAAP INCOME FROM CONTINUING OPERATIONS TO

NON-GAAP INCOME FROM CONTINUING OPERATIONS

(unaudited — in thousands, except per share amounts)

	Three Months Ended		Year Ended
	April 1, 2012	April 3, 2011	April 1, 2012	April 3, 2011
GAAP income from continuing operations	$29,519	$36,790	$119,443	$141,346
Items excluded from GAAP income from continuing operations:
Stock-based compensation	7,339	7,342	31,688	31,635
Amortization of acquisition-related intangible assets	244	244	974	974
Special charges	—	—	—	373
Gains recognized on previously impaired investment securities	—	—	—	(312)
Income tax effect	(2,433)	(2,633)	(9,787)	(9,080)

Total non-GAAP adjustments	5,150	4,953	22,875	23,590

Non-GAAP income from continuing operations	$34,669	$41,743	$142,318	$164,936

Income from continuing operations per diluted share:
GAAP income from continuing operations	$0.29	$0.34	$1.16	$1.29
Adjustments	0.05	0.05	0.23	0.22

Non-GAAP income from continuing operations	$0.34	$0.39	$1.39	$1.51

Non-GAAP Financial Measures

The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial measures presented exclude the items summarized in the above table. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results and that these items are not indicative of the company’s on-going core operating performance.

The company has presented non-GAAP income from continuing operations and non-GAAP income from continuing operations per diluted share, on a basis consistent with its historical presentation, to assist investors in understanding the company’s core income from continuing operations and core income from continuing operations per diluted share on an on-going basis. These non-GAAP financial measures may also assist investors in making comparisons of the company’s core net profitability with historical periods and comparisons of the company’s core net profitability with the corresponding results for competitors. Management believes that non-GAAP income from continuing operations and non-GAAP income from continuing operations per diluted share are important measures in the evaluation of the company’s profitability. These non-GAAP financial measures exclude the adjustments described in the above table, and thus provide an overall measure of the company’s on-going net profitability and related profitability on a per diluted share basis.

Management uses non-GAAP income from continuing operations and non-GAAP income from continuing operations per diluted share in its evaluation of the company’s core after-tax results of operations and trends between fiscal periods and believes that these measures are important components of its internal performance measurement process. In addition, the company prepares and maintains its budgets and forecasts for future periods on a basis consistent with these non-GAAP financial measures. Management believes that providing these non-GAAP financial measures allows investors to view the company’s financial results in the way that management views the financial results.

The non-GAAP financial measures presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the company may be different from the non-GAAP financial measures used by other companies.

For additional information on the items excluded from the non-GAAP financial measures and why the company believes that these non-GAAP financial measures provide useful supplemental information to investors, the company refers you to the Form 8-K regarding this release filed today with the Securities and Exchange Commission.

A summary of the non-GAAP adjustments presented in the table above by the financial statement line impacted is as follows:

(unaudited – in thousands)	Three Months Ended		Year Ended
	April 1, 2012	April 3, 2011	April 1, 2012	April 3, 2011
Non-GAAP Adjustments:
Cost of revenues:
Stock-based compensation	$582	$551	$2,506	$2,247
Amortization of acquisition-related intangible assets	244	244	974	974

Total cost of revenue adjustments	826	795	3,480	3,221

Operating expenses:
Engineering and development:
Stock-based compensation	3,251	3,406	14,199	14,222
Sales and marketing:
Stock-based compensation	1,501	1,578	6,667	6,768
General and administrative:
Stock-based compensation	2,005	1,807	8,316	8,398
Special charges	—	—	—	373

Total operating expense adjustments	6,757	6,791	29,182	29,761

Interest and other income:
Gains recognized on previously impaired investment securities	—	—	—	(312)

Total non-GAAP adjustments before income taxes	7,583	7,586	32,662	32,670
Income tax effect	(2,433)	(2,633)	(9,787)	(9,080)

Total non-GAAP adjustments	$5,150	$4,953	$22,875	$23,590

QLOGIC CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited — in thousands)

	April 1, 2012	April 3, 2011
ASSETS
Current assets:
Cash and cash equivalents	$164,516	$147,780
Marketable securities	373,439	236,296
Accounts receivable, net	76,588	70,134
Inventories	19,724	26,931
Deferred tax assets	16,780	17,754
Other current assets	35,842	20,753

Total current assets	686,889	519,648
Property and equipment, net	78,010	77,134
Goodwill	110,976	119,748
Purchased intangible assets, net	5,277	12,694
Deferred tax assets	30,558	25,333
Other assets	1,708	2,650

	$913,418	$757,207

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$34,198	$34,816
Accrued compensation	28,326	25,858
Accrued taxes	2,799	6,012
Deferred revenue	6,504	10,431
Other current liabilities	9,390	5,221

Total current liabilities	81,217	82,338
Accrued taxes	64,853	62,565
Other liabilities	7,505	11,140

Total liabilities	153,575	156,043

Stockholders’ equity:
Common stock	211	208
Additional paid-in capital	901,734	844,546
Retained earnings	1,617,201	1,387,765
Accumulated other comprehensive income	1,033	614
Treasury stock	(1,760,336)	(1,631,969)

Total stockholders’ equity	759,843	601,164

	$913,418	$757,207

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited — in thousands)

	Year Ended
	April 1, 2012	April 3, 2011
Cash flows from operating activities:
Net income	$229,436	$139,090
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	27,626	29,777
Stock-based compensation	32,592	35,007
Amortization of acquisition-related intangible assets	4,015	4,623
Deferred income taxes	(4,813)	4,425
Gain on sale of business	(103,509)	—
Other non-cash items	5,946	1,341
Changes in operating assets and liabilities:
Accounts receivable	(6,533)	3,113
Inventories	(843)	(7,528)
Other assets	361	770
Accounts payable	(4,908)	(3,192)
Accrued compensation	2,468	3,705
Accrued taxes	(16,265)	(15,522)
Deferred revenue	(2,345)	(1,041)
Other liabilities	2,935	(4,011)

Net cash provided by operating activities	166,163	190,557

Cash flows from investing activities:
Purchases of available-for-sale securities	(573,635)	(278,878)
Proceeds from sales and maturities of available-for-sale securities	433,644	203,160
Proceeds from disposition of trading securities	—	23,800
Distributions from other investment securities	—	329
Purchases of property and equipment	(32,731)	(23,260)
Proceeds from sale of business	124,969	—

Net cash used in investing activities	(47,753)	(74,849)

Cash flows from financing activities:
Proceeds from issuance of common stock under stock-based awards	29,961	36,090
Excess tax benefits from stock-based awards	709	1,674
Minimum tax withholding paid on behalf of employees for restricted stock units	(5,474)	(6,780)
Purchases of treasury stock	(126,870)	(189,220)

Net cash used in financing activities	(101,674)	(158,236)

Net increase (decrease) in cash and cash equivalents	16,736	(42,528)
Cash and cash equivalents at beginning of year	147,780	190,308

Cash and cash equivalents at end of year	$164,516	$147,780

QLOGIC CORPORATION

SUPPLEMENTAL FINANCIAL INFORMATION

(unaudited — in thousands)

Net Revenues

A summary of the company’s revenue components is as follows:

	Three Months Ended
	June	September	December	March	Total
Fiscal 2012:
Host Products	$108,925	$103,448	$111,835	$105,612	$429,820
Network Products	18,727	18,970	18,501	16,343	72,541
Silicon Products	16,829	13,857	12,443	13,118	56,247

	$144,481	$136,275	$142,779	$135,073	$558,608

Fiscal 2011:
Host Products	$99,728	$101,529	$111,853	$109,033	$422,143
Network Products	19,078	21,416	23,775	20,975	85,244
Silicon Products	11,868	12,431	10,628	16,061	50,988

	$130,674	$135,376	$146,256	$146,069	$558,375